                                                                  MORGAN STANLEY

------------------------------------------------------------------------------------------------------------------------------------
MS MS SERIES 2001-TOP 5 (MOODY'S/S AND P) CLASS A1
------------------------------------------------------------------------------------------------------------------------------------
Class                A1                 Settlement Date          12/27/2001          Coupon                  4.98000
Original Balance     63,320,000.00      Dated Date               12/01/2001          Delay                   14
Current Balance      63,320,000.00      First Payment Date       01/15/2002          Lead Manager            Morgan Stanley & Co.
Credit Rating        Aaa/AAA            Next Payment Date        01/15/2002          Orig Deal Size          1,041,991,908.17
Market Desc          N/A                Payment Freq             Monthly             Num of Tranches         22
Factor               1.00000000         Interest Freq            Monthly             Deal Age                0


Cusip                N/A
Yield Table Date     12/11/2001
Yield Frequency      SemiAnnual
Yield Day Count      30/360

PREPAY                      CPR 0        (!YM) CPR 25        (!YM) CPR 50        (!YM) CPR 75        (!YM) CPR 100
------------------------- ------------------------------------------------------------------------------------------
PRICE/YIELD
------------------------- ------------------------------------------------------------------------------------------
 99/12                         5.18             5.18                5.18                5.18                5.18
 99/14                         5.15             5.15                5.16                5.16                5.16
 99/16                         5.13             5.13                5.13                5.13                5.14
 99/18                         5.11             5.11                5.11                5.11                5.12
 99/20                         5.09             5.09                5.09                5.09                5.09
 99/22                         5.07             5.07                5.07                5.07                5.07
 99/24                         5.05             5.05                5.05                5.05                5.05
 99/26                         5.03             5.03                5.03                5.03                5.03
 99/28                         5.01             5.01                5.01                5.01                5.01
 99/30                         4.99             4.99                4.99                4.99                4.99
100/00                         4.97             4.97                4.97                4.97                4.97
100/02                         4.95             4.95                4.95                4.95                4.94
100/04                         4.93             4.93                4.93                4.93                4.92
100/06                         4.91             4.91                4.91                4.90                4.90
100/08                         4.88             4.88                4.88                4.88                4.88
100/10                         4.86             4.86                4.86                4.86                4.86
100/12                         4.84             4.84                4.84                4.84                4.84
100/14                         4.82             4.82                4.82                4.82                4.82
100/16                         4.80             4.80                4.80                4.80                4.80
100/18                         4.78             4.78                4.78                4.78                4.78
100/20                         4.76             4.76                4.76                4.76                4.75
------------------------- ------------------------------------------------------------------------------------------
AVERAGE LIFE                   3.40             3.39                3.39                3.38                3.30
FIRST PRIN               01/15/2002       01/15/2002          01/15/2002          01/15/2002          01/15/2002
LAST PRIN                11/15/2006       11/15/2006          11/15/2006          11/15/2006          11/15/2006
PAYMENT WINDOW                   59               59                  59                  59                  57
ACCRUAL FACTOR               0.3597           0.3597              0.3597              0.3597              0.3597
MOD DURATION @ 100/00          3.01             3.00                3.00                2.99                2.93

                                                                     Page 1 of 6
--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

------------------------------------------------------------------------------------------------------------------------------------
MS MS SERIES 2001-TOP 5 (MOODY'S/S AND P) CLASS A2
------------------------------------------------------------------------------------------------------------------------------------
Class                A2                 Settlement Date          12/27/2001          Coupon                  5.82000
Original Balance     193,973,000.00     Dated Date               12/01/2001          Delay                   14
Current Balance      193,973,000.00     First Payment Date       01/15/2002          Lead Manager            Morgan Stanley & Co.
Credit Rating        Aaa/AAA            Next Payment Date        01/15/2002          Orig Deal Size          1,041,991,908.17
Market Desc          N/A                Payment Freq             Monthly             Num of Tranches         22
Factor               1.00000000         Interest Freq            Monthly             Deal Age                0

Cusip                N/A
Yield Table Date     12/11/2001
Yield Frequency      SemiAnnual
Yield Day Count      30/360

PREPAY                         CPR 0      (!YM) CPR 25        (!YM) CPR 50        (!YM) CPR 75        (!YM) CPR 100
------------------------- ------------------------------------------------------------------------------------------
PRICE/YIELD
------------------------- ------------------------------------------------------------------------------------------
 99/20                         5.92             5.92                5.92                5.92                5.92
 99/22                         5.91             5.91                5.91                5.91                5.91
 99/24                         5.90             5.90                5.90                5.90                5.90
 99/26                         5.88             5.88                5.88                5.88                5.88
 99/28                         5.87             5.87                5.87                5.87                5.87
 99/30                         5.86             5.86                5.86                5.86                5.85
100/00                         5.84             5.84                5.84                5.84                5.84
100/02                         5.83             5.83                5.83                5.83                5.83
100/04                         5.82             5.82                5.82                5.81                5.81
100/06                         5.80             5.80                5.80                5.80                5.80
100/08                         5.79             5.79                5.79                5.79                5.79
100/10                         5.78             5.77                5.77                5.77                5.77
100/12                         5.76             5.76                5.76                5.76                5.76
100/14                         5.75             5.75                5.75                5.75                5.74
100/16                         5.74             5.73                5.73                5.73                5.73
100/18                         5.72             5.72                5.72                5.72                5.72
100/20                         5.71             5.71                5.71                5.71                5.70
100/22                         5.70             5.69                5.69                5.69                5.69
100/24                         5.68             5.68                5.68                5.68                5.68
100/26                         5.67             5.67                5.67                5.67                5.66
100/28                         5.66             5.65                5.65                5.65                5.65
------------------------- ------------------------------------------------------------------------------------------
AVERAGE LIFE                   5.70             5.68                5.66                5.64                5.50
FIRST PRIN               01/15/2002       01/15/2002          01/15/2002          01/15/2002          01/15/2002
LAST PRIN                01/15/2011       01/15/2011          12/15/2010          11/15/2010          10/15/2010
PAYMENT WINDOW                  109              109                 108                 107                 106
ACCRUAL FACTOR               0.4203           0.4203              0.4203              0.4203              0.4203
MOD DURATION @ 100/08          4.64             4.63                4.61                4.60                4.50

                                                                     Page 2 of 6
--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

------------------------------------------------------------------------------------------------------------------------------------
MS MS SERIES 2001-TOP 5 (MOODY'S/S AND P) CLASS A3
------------------------------------------------------------------------------------------------------------------------------------
Class                A3                 Settlement Date          12/27/2001          Coupon                  6.09000
Original Balance     130,653,000.00     Dated Date               12/01/2001          Delay                   14
Current Balance      130,653,000.00     First Payment Date       01/15/2002          Lead Manager            Morgan Stanley & Co.
Credit Rating        Aaa/AAA            Next Payment Date        01/15/2002          Orig Deal Size          1,041,991,908.17
Market Desc          N/A                Payment Freq             Monthly             Num of Tranches         22
Factor               1.00000000         Interest Freq            Monthly             Deal Age                0


Cusip                N/A
Yield Table Date     12/11/2001
Yield Frequency      SemiAnnual
Yield Day Count      30/360

PREPAY                         CPR 0        (!YM) CPR 25       (!YM) CPR 50        (!YM) CPR 75        (!YM) CPR 100
------------------------- ------------------------------------------------------------------------------------------
PRICE/YIELD
------------------------- ------------------------------------------------------------------------------------------
 99/28                         6.15             6.15                6.15                6.15                6.15
 99/30                         6.14             6.14                6.14                6.14                6.13
100/00                         6.12             6.12                6.12                6.12                6.12
100/02                         6.11             6.11                6.11                6.11                6.11
100/04                         6.10             6.10                6.10                6.10                6.10
100/06                         6.09             6.09                6.09                6.09                6.09
100/08                         6.08             6.08                6.08                6.08                6.08
100/10                         6.07             6.07                6.07                6.07                6.06
100/12                         6.05             6.05                6.05                6.05                6.05
100/14                         6.04             6.04                6.04                6.04                6.04
100/16                         6.03             6.03                6.03                6.03                6.03
100/18                         6.02             6.02                6.02                6.02                6.02
100/20                         6.01             6.01                6.01                6.01                6.00
100/22                         6.00             6.00                6.00                6.00                5.99
100/24                         5.99             5.99                5.99                5.98                5.98
100/26                         5.97             5.97                5.97                5.97                5.97
100/28                         5.96             5.96                5.96                5.96                5.96
100/30                         5.95             5.95                5.95                5.95                5.95
101/00                         5.94             5.94                5.94                5.94                5.93
101/02                         5.93             5.93                5.93                5.93                5.92
101/04                         5.92             5.92                5.92                5.92                5.91
------------------------- ------------------------------------------------------------------------------------------
AVERAGE LIFE                   6.81             6.79                6.77                6.77                6.57
FIRST PRIN               11/15/2006       11/15/2006          11/15/2006          11/15/2006          09/15/2006
LAST PRIN                01/15/2011       01/15/2011          12/15/2010          11/15/2010          10/15/2010
PAYMENT WINDOW                   51               51                  50                  49                  50
ACCRUAL FACTOR               0.4398           0.4398              0.4398              0.4398              0.4398
MOD DURATION @ 100/16          5.40             5.39                5.37                5.35                5.25

                                                                     Page 3 of 6
--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

------------------------------------------------------------------------------------------------------------------------------------
MS MS SERIES 2001-TOP 5 (MOODY'S/S AND P) CLASS A4
------------------------------------------------------------------------------------------------------------------------------------
Class                A4                 Settlement Date          12/27/2001          Coupon                  6.40000
Original Balance     497,747,000.00     Dated Date               12/01/2001          Delay                   14
Current Balance      497,747,000.00     First Payment Date       01/15/2002          Lead Manager            Morgan Stanley & Co.
Credit Rating        Aaa/AAA            Next Payment Date        01/15/2002          Orig Deal Size          1,041,991,908.17
Market Desc          N/A                Payment Freq             Monthly             Num of Tranches         22
Factor               1.00000000         Interest Freq            Monthly             Deal Age                0


Cusip                N/A
Yield Table Date     12/11/2001
Yield Frequency      SemiAnnual
Yield Day Count      30/360

PREPAY                         CPR 0        (!YM) CPR 25       (!YM) CPR 50        (!YM) CPR 75        (!YM) CPR 100
------------------------- ------------------------------------------------------------------------------------------
PRICE/YIELD
------------------------- ------------------------------------------------------------------------------------------
 99/28                         6.47             6.47                6.47                6.47                6.47
 99/30                         6.46             6.46                6.46                6.46                6.46
100/00                         6.45             6.45                6.45                6.45                6.45
100/02                         6.44             6.44                6.44                6.44                6.44
100/04                         6.43             6.43                6.43                6.43                6.43
100/06                         6.42             6.42                6.42                6.42                6.42
100/08                         6.41             6.41                6.41                6.41                6.41
100/10                         6.41             6.41                6.41                6.41                6.40
100/12                         6.40             6.40                6.40                6.40                6.40
100/14                         6.39             6.39                6.39                6.39                6.39
100/16                         6.38             6.38                6.38                6.38                6.38
100/18                         6.37             6.37                6.37                6.37                6.37
100/20                         6.36             6.36                6.36                6.36                6.36
100/22                         6.35             6.35                6.35                6.35                6.35
100/24                         6.34             6.34                6.34                6.34                6.34
100/26                         6.34             6.34                6.33                6.33                6.33
100/28                         6.33             6.33                6.33                6.33                6.32
100/30                         6.32             6.32                6.32                6.32                6.31
101/00                         6.31             6.31                6.31                6.31                6.31
101/02                         6.30             6.30                6.30                6.30                6.30
101/04                         6.29             6.29                6.29                6.29                6.29
------------------------- ------------------------------------------------------------------------------------------
AVERAGE LIFE                   9.66             9.64                9.63                9.60                9.43
FIRST PRIN               01/15/2011       01/15/20011         12/15/2010          11/15/2010          10/15/2010
LAST PRIN                11/15/2011       10/15/2011          10/15/2011          10/15/2011          08/15/2011
PAYMENT WINDOW                   11               10                  11                  12                  11
ACCRUAL FACTOR               0.4622           0.4622              0.4622              0.4622              0.4622
MOD DURATION @ 100/16          7.00             6.99                6.98                6.97                6.88

                                                                     Page 4 of 6
--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

------------------------------------------------------------------------------------------------------------------------------------
MS MS SERIES 2001-TOP 5 (MOODY'S/S AND P) CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Class                B                  Settlement Date          12/27/2001          Coupon                  6.60000
Original Balance     31,259,000.00      Dated Date               12/01/2001          Delay                   14
Current Balance      31,259,000.00      First Payment Date       01/15/2002          Lead Manager            Morgan Stanley & Co.
Credit Rating        Aa2/AA             Next Payment Date        01/15/2002          Orig Deal Size          1,041,991,908.17
Market Desc          N/A                Payment Freq             Monthly             Num of Tranches         22
Factor               1.00000000         Interest Freq            Monthly             Deal Age                0


Cusip                N/A
Yield Table Date     12/11/2001
Yield Frequency      SemiAnnual
Yield Day Count      30/360

PREPAY                         CPR 0        (!YM) CPR 25       (!YM) CPR 50        (!YM) CPR 75        (!YM) CPR 100
------------------------- ------------------------------------------------------------------------------------------
PRICE/YIELD
------------------------- ------------------------------------------------------------------------------------------
 99/28                         6.67             6.67                6.67                6.67                6.67
 99/30                         6.66             6.66                6.66                6.66                6.66
100/00                         6.66             6.65                6.65                6.66                6.65
100/02                         6.65             6.65                6.65                6.65                6.65
100/04                         6.64             6.64                6.64                6.64                6.64
100/06                         6.63             6.63                6.63                6.63                6.63
100/08                         6.62             6.62                6.62                6.62                6.62
100/10                         6.61             6.61                6.61                6.61                6.61
100/12                         6.60             6.60                6.60                6.60                6.60
100/14                         6.59             6.59                6.59                6.59                6.59
100/16                         6.58             6.58                6.58                6.58                6.58
100/18                         6.58             6.58                6.58                6.58                6.58
100/20                         6.57             6.57                6.57                6.57                6.57
100/22                         6.56             6.56                6.56                6.56                6.56
100/24                         6.55             6.55                6.55                6.55                6.55
100/26                         6.54             6.54                6.54                6.54                6.54
100/28                         6.53             6.53                6.53                6.53                6.53
100/30                         6.52             6.52                6.52                6.52                6.52
101/00                         6.51             6.51                6.51                6.51                6.51
101/02                         6.51             6.51                6.51                6.50                6.50
101/04                         6.50             6.50                6.50                6.50                6.49
------------------------- ------------------------------------------------------------------------------------------
AVERAGE LIFE                   9.88             9.87                9.80                9.80                9.63
FIRST PRIN               11/15/2011       10/15/2011          10/15/2011          10/15/2011          08/15/2011
LAST PRIN                11/15/2011       11/15/2011          11/15/2011          10/15/2011          08/15/2011
PAYMENT WINDOW                    1                2                   2                   1                   1
ACCRUAL FACTOR               0.4767           0.4767              0.4767              0.4767              0.4767
MOD DURATION @ 100/16          7.05             7.04                7.03                7.01                6.92

                                                                     Page 5 of 6
--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                  MORGAN STANLEY

------------------------------------------------------------------------------------------------------------------------------------
MS MS SERIES 2001-TOP 5 (MOODY'S/S AND P) CLASS C
------------------------------------------------------------------------------------------------------------------------------------
Class                C                  Settlement Date          12/27/2001          Coupon                  6.85000
Original Balance     28,655,000.00      Dated Date               12/01/2001          Delay                   14
Current Balance      28,655,000.00      First Payment Date       01/15/2002          Lead Manager            Morgan Stanley & Co.
Credit Rating        A2/A               Next Payment Date        01/15/2002          Orig Deal Size          1,041,991,908.17
Market Desc          N/A                Payment Freq             Monthly             Num of Tranches         22
Factor               1.00000000         Interest Freq            Monthly             Deal Age                0


Cusip                N/A
Yield Table Date     12/11/2001
Yield Frequency      SemiAnnual
Yield Day Count      30/360

PREPAY                         CPR 0        (!YM) CPR 25       (!YM) CPR 50        (!YM) CPR 75        (!YM) CPR 100
------------------------- ------------------------------------------------------------------------------------------
PRICE/YIELD
------------------------- ------------------------------------------------------------------------------------------
 99/28                         6.93             6.93                6.93                6.93                6.93
 99/30                         6.92             6.92                6.92                6.92                6.92
100/00                         6.91             6.91                6.91                6.91                6.91
100/02                         6.90             6.90                6.90                6.90                6.90
100/04                         6.89             6.89                6.89                6.89                6.89
100/06                         6.88             6.88                6.88                6.88                6.88
100/08                         6.87             6.87                6.87                6.87                6.87
100/10                         6.87             6.87                6.87                6.87                6.86
100/12                         6.86             6.86                6.86                6.86                6.86
100/14                         6.85             6.85                6.85                6.85                6.85
100/16                         6.84             6.84                6.84                6.84                6.84
100/18                         6.83             6.83                6.83                6.83                6.83
100/20                         6.82             6.82                6.82                6.82                6.82
100/22                         6.81             6.81                6.81                6.81                6.81
100/24                         6.80             6.80                6.80                6.80                6.80
100/26                         6.79             6.79                6.79                6.79                6.79
100/28                         6.79             6.79                6.79                6.79                6.78
100/30                         6.78             6.78                6.78                6.78                6.77
101/00                         6.77             6.77                6.77                6.77                6.76
101/02                         6.76             6.76                6.76                6.76                6.76
101/04                         6.75             6.75                6.75                6.75                6.75
------------------------- ------------------------------------------------------------------------------------------
AVERAGE LIFE                   9.88             9.88                9.88                9.88                9.63
FIRST PRIN               11/15/2011       10/15/2011          10/15/2011          10/15/2011          08/15/2011
LAST PRIN                11/15/2011       11/15/2011          11/15/2011          11/15/2011          08/15/2011
PAYMENT WINDOW                    1                1                   1                   2                   1
ACCRUAL FACTOR               0.4947           0.4947              0.4947              0.4947              0.4947
MOD DURATION @ 100/16          6.96             6.96                6.96                6.96                6.84

                                                                     Page 6 of 6
--------------------------------------------------------------------------------

This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. Morgan Stanley & Co. Incorporated and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, any by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.